CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME(LOSS) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Consolidated Statements Of Comprehensive Incomeloss
Net income	$ 2,650	$ 640
Other comprehensive income (loss):
Foreign currency translation adjustments	205	(696)
Total other comprehensive income (loss)	205	(696)
Comprehensive income (loss)	$ 2,855	$ (56)